UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                           FORM 8-K/A
                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934


 Date of Report (Date of earliest event reported): February 24, 2005


                   NORTH COAST PARTNERS, INC.
     (Exact name of registrant as specified in its charter)

          Delaware              000-29397             33-0619528
(State or other jurisdiction   Commission           (IRS Employer
     of incorporation)        File Number)       Identification No.)

                   909 Logan Street, Suite 7J
                     Denver, Colorado 80203
            (Address of principal executive offices)

                          516-569-9629
      (Registrant's telephone number, including area code)




                            _________
  (Former name or former address, if changed since last report)

Section 5 - Corporate Governance and Management
Item 5.01 Changes in Control of Registrant

As previously disclosed, on December 13, 2004, the transactions contemplated by the Share Exchange Agreement dated for reference September 29, 2004 between North Coast Partners, Inc. (the "Company"), Trans Media Inc. and all of the shareholders of Trans Media were consummated. Pursuant to said agreement, the shareholders of Trans Media exchanged all of their 5,360,000 shares of Trans Media for 5,360,000 shares of the Company. The Supreme Court of British Columbia approved the share exchange as being fair to the shareholders of Trans Media on November 17, 2004. Reference is made to the description of these transactions and the related agreement which were filed on Current Report on Form 8-K dated December 13, 2004.

The principal purpose of this amendment is to provide information, including the financial statements of Trans Media as well as pro forma financial statements reflecting the transaction which were not included in the original filing of this Current Report on Form 8-K. Although the Company is the legal parent company, the exchange has been treated as a reverse merger of Trans Media. Trans Media is the continuing entity for financial reporting purposes. This means that the financial statements are prepared as if Trans Media had always been the Company and then on the merger date changed its name and reorganized its capital stock All references in this Current Report to the Company shall refer to Trans Media.
As previously disclosed, the Board of Directors elected to change the fiscal year end of the Company from June 30th to August 31st. This Current Report on Form 8-K includes the financial statements for the Company for the quarter ended November 30, 2004.

Business Description


The Company commenced operation in October 2002 in providing and distributing music in the form of musical concerts, productions and performances, audio and video forms of music in CD format, targeting events, special ocassions such as weddings or niche market such as children's songs to the South Asian population in North America's multicultural society.

The Company intends to produce and market quality musical products and productions utilizing new North American technology and marketing ideas targeted towards the multicultural society comprising immigrants from India, Pakistan, Sri Lanka,
Bangladesh, East Africa, South Africa and West Indies.

Prior to being CEO of the Company, Mel Venkateswaran has released musical recordings in the form of audio cassettes and CDs dating back to 1982 and is a well known musical figure in the South
Asian community.   He has also performed and has been mainly
featured in many musical concerts over the years with respect to South Asian music in New York, Philadelphia, Cleveland, San Antonio, Los Angeles, Chicago, Detroit and major cities in Canada. Mel Venkateswaran brings to the Company name recognition, experience and expertise to the Company's plan to develop the distribution and sales of South Asian music in the ethnic communities of North America.

The Company has recently been instrumental in organizing a concert to aid the Tsunami victims on February 12, 2005 in British Columbia. The Company is progressing with an arrangement of South Asian songs to be released in a musical audio and video CD for distribution and sale. It intends to market and sell its products through a website (which is not yet in operation) and through advertising including flyer and print advertising and advertising through a 24-hour South Asian television channel known as Asian Television Network. The Company expects to be active in community events to raise its profile and bring awareness to the South Asian population, such as the recent concert held in aid of the Tsunami victims in Sri Lanka. Once the business model is firmly established, the Company intends to hire employees to assist with its growth strategy and operations. Future growth plans include engaging niche distributors in the South Asian population market throughout North America to distribute and sell the Company's products.

The Company believes that this is a highly competitive environment, with new musical artists penetrating the North
American market. The Company's focus, however, is on special occasions or events such as weddings or niche markets such as children's songs.


PLAN OF OPERATION

Special Note Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements made by or on behalf of the Company. The Company and its representatives may, from time to time, make written or verbal forward-looking statements, including statements contained in the Company's filings with the United States Securities and Exchange Commission and in its reports to shareholders. Generally, the inclusion of the words "believe", "expect", "intend", "estimate", "anticipate", "will", and similar expressions or the converse thereof, identify statements that constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934 and that are intended to come within the safe harbor protection provided by those sections.

These forward-looking statements are subject to uncertainties and other factors that could cause actual results to differ materially from such statements as a result of a number of risks and uncertainties including: (a) those risks and uncertainties related to general economic conditions, (b) whether we are able to manage our planned growth efficiently and operate profitable operations, (c) whether we are able to generate sufficient revenues or obtain financing to sustain and grow our operations,
(d) whether we are able to successfully fulfill our primary requirements for cash which are explained below under "Liquidity and Capital Resources".

OVERVIEW

North Coast Partners, Inc. was organized under the laws of the State of Delaware on April 20, 1994 for the purpose of seeking out business opportunities, including acquisitions. North Coast is considered a development stage company as defined in Statement of Financial Accounting Standards No. 7. North Coast has, at the present time, not paid any dividends and any dividends that may be paid in the future will depend upon its financial requirements and other relevant factors.

On December 13, 2004, the transactions contemplated by the Share Exchange Agreement dated for reference September 29, 2004 between North Coast and Trans Media Inc. and all of the shareholders of Trans Media were consummated. Pursuant to said agreement, the shareholders of Trans Media exchanged all of their 5,360,000 shares of Transmedia for 5,360,000 shares of the Company. Although North Coast is the legal parent company, the exchange has been treated as a reverse merger of Trans Media. Trans Media is the continuing entity for financial reporting purposes. This means that the financial statements are prepared as if Trans Media had always been the Company and then on the merger date changed its name and reorganized its capital stock.

RESULTS OF OPERATIONS

For the three months ended November 30, 2004, the Company has generated no revenues.

Operating expenses paid generally consisted of $524 for the payment of general administrative expenses.

Operating expenses for the three months ended November 30, 2004 were $524 as compared with $23 for the three months ended
November 30, 2003. The increase was primarily attributable to professional fees.


LIQUIDITY AND CAPITAL RESOURCES

As of November 30, 2004, the Company had $7,793 available as working capital. On February 7, 2005, the Company has received a shareholder loan of $29,500, payable with interest at the prevailing prime rate as announced by Standard Chartered Bank plus 2% per annum. Management believes that said cash will be sufficient for the operations of the Company for the next 12 months.

CONTROLS AND PROCEDURES

(a) Evaluation of Disclosure Controls and Procedures

Our disclosure controls and procedures are designed to ensure that information required to be disclosed in reports that we file or submit under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the United States Securities and Exchange Commission. Our Chief Executive Officer and the Chief Financial Officer have reviewed the effectiveness of our "disclosure controls and procedures" (as defined in the Securities Exchange Act of 1934 Rules 13a-14(c) and 15d-14(c)) within the last ninety days and have concluded that the disclosure controls and procedures are effective to ensure that material information relating to the Company is recorded, processed, summarized, and reported in a timely manner. There were no significant changes in our internal controls or in other factors that could significantly affect these controls subsequent to the last day they were evaluated by our Chief Executive Officer and Chief Financial Officer.

b) Changes in Internal Controls over Financial Reporting

There have been no changes in the Company's internal control over financial reporting during the last quarterly period covered by this Current Report on Form 8-K/A that have materially affected, or are reasonably likely to materially affect, the Company's internal control over financial reporting.


During the quarter ended November 30, 2004, there have been no legal proceedings, no unregistered sales of equity securities, no defaults upon senior securities, no matters submitted to a vote of the security holders and no other matters.

Section 9-Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.

  (a)  Financial Information.
  Balance Sheet as of August 31, 2004
  Statement of Expenses for the years ended August 31, 2004 and August 31, 2003 and the period from July 23, 2001 through August 31, 2004
  Statement of Cash Flow for the years ended August 31, 2004 and August 31, 2003 and the period from July 23, 2001 through August 31, 2004
  Statement of Change in Shareholders' Equity for the periods from July 23, 2001 through August 31, 2004
  Balance Sheet as of November 30, 2004 (unaudited)
  Statement of Expenses for the three months ended November 30, 2004 and November 30, 2003 and the period from July 23, 2001 through November 30, 2004 (unaudited)
  Statement  of Cash Flow for the years ended November  30,  2004 and November 30, 2003 and the period from July 23, 2001 through November 30, 2004 (unaudited)
  Footnotes
  (b)    Pro forma financial information.
  (c)      Exhibits

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NORTH COAST PARTNERS,
                                   INC.
                                        (Registrant)



                                        By: /s/ Mel Venkateswaran
                                        Mel Venkateswaran,
President



Date:  February 23, 2005

             TABLE OF CONTENTS
             =================

Balance Sheet as of August 31, 2004

Statement of Expenses for the years ended August 31, 2004
  and August 31, 2003 and the period from July 23, 2001
  through August 31, 2004

Statement of Cash Flow for the years ended August 31, 2004
  and August 31, 2003 and the period from July 23, 2001
  through August 31, 2004

Statement of Change in Shareholders' Equity for the periods from July 23, 2001 through August 31, 2004

Footnotes

Balance Sheet as of November 30, 2004 (unaudited)

Statement of Expenses for the three months ended November 30, 2004 and November 30, 2003 and the period from July 23, 2001 through November 30, 2004 (unaudited)

Statement of Cash Flow for the years ended November 30, 2004 and November 30, 2003 and the period from July 23, 2001 through November 30, 2004 (unaudited)

Footnotes



(b)  Pro forma financial information.



(c)             Exhibits

     REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors
  Trans Media, Inc.
  (A Development Stage Company)
  Vancouver, British Columbia

We have audited the accompanying balance sheet of Trans Media, Inc. (A Development Stage Company) as of August 31, 2004, and the related statements of expenses, stockholders' equity, and cash flows for the years ended August 31, 2004 and 2003 and the period from July 23, 2001 (Inception) through August 31, 2004. These financial statements are the responsibility of Trans Media, Inc.'s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Trans Media, Inc., as of August 31, 2004, and the results of its operations and its cash flows for the periods described, in conformity with accounting principles generally accepted in the United States of America.



Malone & Bailey, PC
www.malone-bailey.com
Houston, Texas

February 14, 2005

TRANS MEDIA, INC.
(a development stage company)
BALANCE SHEET
August 31, 2004

          ASSETS

Current assets:

     Cash                                                          $7,505
                                                                  =======
          LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities                                                        $  -

Commitments and contingencies                                         -

Stockholders' equity

     Common stock, par value $.005, 50,000,000 shares
          authorized; 5,360,000 shares issued and outstanding      26,800
     Paid in capital                                               (9,669)
     Deficit accumulated during the development stage             (11,605)
     Other comprehensive income:
           Equity adjustment on foreign currency translation        1,979
                                                                  -------
          Total stockholders' equity                                7,505
                                                                  -------
          Total liabilities and stockholders' equity               $7,505
                                                                  =======


See summary of significant accounting policies and notes to financial statements

TRANS MEDIA, INC.
(a development stage company)
STATEMENTS OF EXPENSES
Years Ended August 31, 2004 and 2003, and
Period from July 23, 2001 (Inception) through August 31, 2004


                                                        Inception
                                                          through
                            2004            2003             2004
                         ---------        ---------     ---------
OPERATING EXPENSES         $1,575          $10,033        $11,608
                         ---------        ---------     ---------
LOSS FROM OPERATIONS       (1,575)         (10,033)       (11,608)

INTEREST INCOME                (1)              (2)            (3)
                         ---------        ---------     ---------
NET LOSS                  $(1,574)        $(10,031)      $(11,605)
                         =========        =========     =========
BASIC AND DILUTED NET
  LOSS PER COMMON SHARE    $(0.00)          $(0.00)
                         =========        =========
WEIGHTED AVERAGE SHARES
     OUTSTANDING         5,360,000        4,370,685
                         =========        =========


See summary of significant accounting policies and notes to financial statements

TRANS MEDIA, INC.
(a development stage company)
STATEMENTS OF CASH FLOW
Years Ended August 31, 2004 and 2003, and
Period from July 23, 2001 (Inception) through August 31, 2004



                                                                                         Inception
                                                                                           Through
                                                2004                   2003                   2004
                                             ---------               ---------             --------
CASH FLOWS FROM OPERATING ACTIVITIES:

   Net loss                                   $(1,574)               $(10,031)            $(11,605)
       Changes in:
            Current assets                         -                     -                    -
                                             ---------               ---------             --------
       Net cash used in operating activities   (1,574)                (10,031)             (11,605)

CASH FLOWS FROM INVESTMENT ACTIVITIES:              -                     -                    -
                                             ---------               ---------             --------
CASH FLOWS FROM FINANCING ACTIVITIES:

  Issuance of common stock for cash                 -                  17,131               17,131
                                             ---------               ---------             --------
     Net cash provided by financing activities      -                  17,131               17,131
                                             ---------               ---------             --------
EFFECT OF EXCHANGE RATE ON CHANGES IN CASH         420                  1,559                1,979
                                             ---------               ---------             --------
NET CHANGE  IN CASH                             (1,154)                 8,659                7,505

CASH AND CASH EQUIVALENTS, beginning of period   8,659                     -                   -
                                             ---------               ---------             --------
CASH AND CASH EQUIVALENTS, end of period        $7,505                 $8,659               $7,505
                                             =========               =========             ========

See summary of significant accounting policies and notes to financial statements

TRANS MEDIA, INC
(a development stage company)
STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
Periods from July 23, 2001 (Inception) through August 31, 2004


                           Number of        Common   Paid in   Other           Retained    Total
                           Common Shares    Stock    Capital   Comprehensive    Deficit
                           Issued                              Income
                           ------------   ---------  --------  -------------  ----------  ---------
Share issued to founder          1           $-        $-        $-             $-          $-
                           ------------   ---------  --------  -------------  ----------  ---------
Balance, August 31, 2002         1            -         -           -            -           -

Issuance of common stock
  for cash                   5,359,999      26,800    (9,669)       -            -          17,131

Net loss                         -            -         -           -           (10,031)   (10,031)

Foreign currency                 -            -         -         1,559          -           1,559
                           ------------   ---------  --------  -------------  ----------  ---------
Balance, August 31, 2003     5,360,000      26,800    (9,669)     1,559         (10,031)     8,659

Net loss                         -            -         -           -            (1,574)    (1,574)

Foreign currency                 -            -         -           420             -          420
                           ------------   ---------  --------  -------------  ----------  ---------
Balance, August 31, 2004     5,360,000     $26,800   $(9,669)    $1,979        $(11,605)     $7,505
                           ============   =========  ========  =============  ==========  =========

See summary of significant accounting policies and notes to financial statements

                      TRANS MEDIA, INC.
                (a development stage company)
                NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Nature of Operations. Trans Media, Inc. (Trans Media) was incorporated as in the province of British Columbia on July 23, 2001 as 631411 B.C., LTD, and renamed Transworld Media, Inc. on October 28, 2002 . It was reincorporated in Wyoming and renamed Trans Media, Inc. on November 18, 2004. Trans Media's business strategy is to grow in stature in the fast expanding South Asian population in North America's multicultural society by sponsoring musical concerts and by producing music (audio and video) in various categories such as children's songs and wedding songs from various regions of South Asia.

On December 13, 2004, Trans Media was purchased by North Coast Partners, Inc. in a transaction recorded as a reverse capitalization. North Coast issued 5,360,000 shares to Trans Media's shareholders in exchange for 100% of the outstanding stock of Trans Media. Immediately prior to this merger, North Coast had 1,000,000 shares outstanding, so Trans Media's shareholders now hold 84% of the post-acquisition total outstanding shares of North Coast.

Trans Media's fiscal year end is August 31st.
Use of Estimates. In preparing financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities in the balance sheet and revenue and expenses in the statement of expenses.
Actual results could differ from those estimates.

Cash and Cash Equivalents. For purposes of the statement of cash flows, Trans Media considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

Revenue Recognition. Trans Media recognizes revenue when persuasive evidence of an arrangement exists, services have been rendered, the sales price is fixed or determinable, and collectibility is reasonably assured. This typically occurs when the product is shipped. As of August 31, 2004, Trans Media has no revenues.

Income taxes. Trans Media recognizes deferred tax assets and liabilities based on differences between the financial reporting and tax bases of assets and liabilities using the enacted tax rates and laws that are expected to be in effect when the differences are expected to be recovered. Trans Media provides a valuation allowance for deferred tax assets for which it does not consider realization of such assets to be more likely than not. Because Trans Media re-incorporated in the United States in November 2004, it has no net operating losses to carryforward as of August 31, 2004.

Foreign currency. Trans Media has the Canadian dollar designated as their functional currency because most transactions, including all raw material purchases and all sales to Trans Media are conducted in Canadian dollars.
Transactions conducted in the local currency are remeasured to U.S. dollars for reporting purposes using current rates of exchange for assets and liabilities. Income and expense elements are remeasured at average rates that approximate the rates in effect on the transaction dates. Equity transactions are remeasured at historical rates.

Recently issued accounting pronouncements. Trans Media does not expect the adoption of recently issued accounting pronouncements to have a significant impact on Trans Media results of operations, financial position or cash flow. Basic and diluted Loss Per Share. Basic loss per share has been computed by dividing net loss by the weighted average number of shares outstanding. There were no options outstanding at August 31, 2004 and 2003. Accordingly, basic and diluted loss per share is the same for all periods presented.

NOTE 2 - COMMON STOCK
On July 23, 2001 (inception) one share was issued to the founding shareholder. In November 2002, Trans Media issued
5,359,999 shares of common stock for cash proceeds totaling
$17,131.

NOTE 3 - SUBSEQUENT EVENT

On February 7, 2005, Trans Media borrowed $29,500 from a related party. The convertible promissory note has an interest rate of 2% and is due in June 2005. The agreement does not contain specific terms for conversion.

TRANS MEDIA, INC.
(a development stage company)
BALANCE SHEET
November 30, 2004
(Unaudited)

                        ASSETS

Current assets:

      Cash                                                        $7,793
                                                                 =======
            LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities                                                        $  -

Commitments and contingencies                                         -

Stockholders' equity

  Common stock, par value $.005, 50,000,000 shares
        authorized; 5,360,000 shares issued and outstanding       26,800
  Paid in capital                                                 (9,669)
  Deficit accumulated during the development stage               (12,129)
  Other comprehensive income:
         Equity adjustment on foreign currency translation         2,791
                                                                 -------
         Total stockholders' equity                                7,793
                                                                 -------
         Total liabilities and stockholders' equity               $7,793
                                                                 =======

TRANS MEDIA, INC.
(a development stage company)
STATEMENTS OF EXPENSES
Three Months Ended November 30, 2004 and 2003, and
Period from July 23, 2001 (Inception) through November 30, 2004
(Unaudited)


                                                        Inception
                                                          through
                            2004            2003             2004
                         ---------        ---------     ---------

OPERATING EXPENSES           $524              $23        $12,132
                         ---------        ---------     ---------
LOSS FROM OPERATIONS         (524)             (23)       (12,132)

INTEREST INCOME                -                 -             (3)
                         ---------        ---------     ---------
NET LOSS                    $(524)            $(23)      $(12,129)
                         =========        =========     =========
BASIC AND DILUTED NET
  LOSS PER COMMON SHARE    $(0.00)          $(0.00)
                         =========        =========
WEIGHTED AVERAGE SHARES
  OUTSTANDING            5,360,000        5,360,000
                         =========        =========

TRANS MEDIA, INC.
(a development stage company)
STATEMENTS OF CASH FLOW
Three Months Ended November 30, 2004 and 2003, and
Period from July 23, 2001 (Inception) through November 30, 2004
(Unaudited)



                                                                                         Inception
                                                                                           Through
                                                2004                   2003                   2004
                                             ---------               ---------             --------
CASH FLOWS FROM OPERATING ACTIVITIES:

      Net loss                                 $(524)                  $(23)               $(12,129)
                                             ---------               ---------             --------
CASH FLOWS FROM FINANCING ACTIVITIES:

 Issuance of common stock for cash                 -                     -                   17,131
                                             ---------               ---------             --------
   Net cash provided by financing activities       -                     -                   17,131
                                             ---------               ---------             --------
EFFECT OF EXCHANGE RATE ON CHANGES IN CASH       812                    581                   2,791
                                             ---------               ---------             --------
NET CHANGE IN CASH                               288                    558                   7,793

CASH AND CASH EQUIVALENTS,
  beginning of period                          7,505                  8,659                      -
                                             ---------               ---------             --------
CASH AND CASH EQUIVALENTS,
  end of period                               $7,793                 $9,217                  $7,793
                                             =========               =========             ========


                      TRANS MEDIA, INC.
                (a development stage company)
                NOTE TO FINANCIAL STATEMENTS
                         (Unaudited)


NOTE 1 - BASIS OF PRESENTATION

The accompanying unaudited interim financial statements of Trans Media, Inc. ("Trans Media") have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules of the Securities and Exchange Commission ("SEC"), and should be read in conjunction with the audited financial statements and notes thereto contained in Trans Media's Annual Report filed with the SEC on Form
8-K. In the opinion of management, all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of financial position and the results of operations for the interim periods presented have been reflected herein. The results of operations for the interim periods are not necessarily indicative of the results to be expected for the full year. Notes to the financial statements which would substantially duplicate the disclosure contained in the audited financial statements for fiscal 2004 as reported in the 8-K have been omitted.

PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

The following pro forma financial statements have been derived from the financial statements of Trans Media, Inc. ("Trans Media") at August 31, 2004 and adjusts such information to give effect to its reverse acquisition by North Coast Partners, Inc. ("NCPI"), as if the acquisition had occurred at their respective year-ends as shown. The pro forma financial statements are presented for informational purposes only and do not purport to be indicative of the financial condition that would have resulted if the acquisition had been consummated at either year-end. The pro forma financial statements should be read in conjunction with the notes thereto and each Company's financial statements and related notes thereto contained herein and in NCPI's latest annual report filed with the SEC.

Pro forma Consolidated Condensed Balance Sheet:

                                 08/31/04      06/30/04
                                 Trans Media   NCPI          Adjustments  Pro-Forma
                                  ---------    ----------    -----------  ----------
Current Assets
    Cash                           $ 7,505      $   -          $    -       $ 7,505
                                  ---------    ----------    -----------  ----------
    Total Assets                   $ 7,505      $   -          $    -       $ 7,505
                                  =========    ==========    ===========  ==========

Current Liabilities
 Accounts payable                  $   -        $ 2,912        $    -       $ 2,912
 Accounts payable
    - related party                    -          3,700             -         3,700
                                  ---------    ----------    -----------  ----------
  Total Liabilities                    -          6,612             -         6,612
                                  ---------    ----------    -----------  ----------
Preferred stock, $.001 par,
  5,000,000 shares authorized,
  none issued and outstanding          -            -                           -
Common stock, $.001 par,
  20,000,000 shares authorized,
  1,000,000 shares issued
  and outstanding                     -           1,000 (1)        5,360      6,360
Common stock, $.005 par,
  50,000,000 shares authorized,
  5,360,000 shares issued
 and outstanding                    26,800           -  (1)      (26,800)       -
Paid in capital                     (9,669)       4,386 (1)        9,442      4,159
Accumulated Deficit                (11,605)     (11,998)(1)       11,998    (11,605)
Other comprehensive income:
  Equity adjustment on foreign
   currency translation              1,979          -               -         1,979
                                  ---------    ----------    -----------  ----------
  Total Stockholders' equity         7,505      (6,612)             -           893
                                  ---------    ----------    -----------  ----------
Total liabilities and
Stockholders' equity              $  7,505     $    -        $      -     $   7,505
                                  =========    ==========    ===========  ==========


NOTES TO PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

On December 13, 2004, Trans Media exchanged 100% of its issued and outstanding common stock for 5,360,000 newly issued shares of North Coast Partners, Inc.'s ("NCPI") common stock. Immediately prior to closing, there were 5,360,000 issued and outstanding shares of common stock of Trans Media and 1,000,000 issued and outstanding shares of common stock of NCPI.

Notes To Pro forma Condensed Consolidated Balance Sheet:

 (1)NCPI issued 5,360,000 shares of NCPI to Trans Media for 100% of Trans Media